Exhibit 99.3 (1 of 2)
Consolidated Balance Sheets
(dollars in millions)

	3-31-10	12-31-09	3-31-09
Assets
Loans	$55,913	$58,770	$70,003
Loans held for sale	556	443	671
Securities available for sale	16,553	16,641	8,363
Held-to-maturity securities	22	24	25
Trading account assets	1,034	1,209	1,279
Short-term investments	4,345	1,743	2,917
Other investments	1,525	1,488	1,464

Total earning assets	79,948	80,318	84,722
Allowance for loan losses	(2,425)	(2,534)	(2,016)
Cash and due from banks	619	471	624
Premises and equipment	872	880	847
Operating lease assets	652	716	889
Goodwill	917	917	917
Other intangible assets	46	50	110
Corporate-owned life insurance	3,087	3,071	2,994
Derivative assets	1,063	1,094	1,707
Accrued income and other assets	4,150	4,096	2,615
Discontinued assets	6,374	4,208	4,425

Total assets	$95,303	$93,287	$97,834

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$25,068	$24,341	$23,599
Savings deposits	1,873	1,807	1,795
Certificates of deposit ($100,000 or more)	10,188	10,954	13,250
Other time deposits	12,010	13,286	14,791

Total interest-bearing deposits	49,139	50,388	53,435
Noninterest-bearing deposits	15,364	14,415	11,641
Deposits in foreign office — interest-bearing	646	768	801

Total deposits	65,149	65,571	65,877
Federal funds purchased and securities sold under repurchase agreements	1,927	1,742	1,565
Bank notes and other short-term borrowings	446	340	2,285
Derivative liabilities	1,103	1,012	927
Accrued expense and other liabilities	2,089	2,007	1,891
Long-term debt	11,177	11,558	14,978
Discontinued liabilities	2,490	124	137

Total liabilities	84,381	82,354	87,660

Equity
Preferred stock, Series A	291	291	658
Preferred stock, Series B	2,434	2,430	2,418
Common shares	946	946	584
Common stock warrant	87	87	87
Capital surplus	3,724	3,734	2,464
Retained earnings	5,098	5,158	6,160
Treasury stock, at cost	(1,958)	(1,980)	(2,500)
Accumulated other comprehensive income (loss)	19	(3)	97

Key shareholders’ equity	10,641	10,663	9,968
Noncontrolling interests	281	270	206

Total equity	10,922	10,933	10,174

Total liabilities and equity	$95,303	$93,287	$97,834

Common shares outstanding (000)	879,052	878,535	498,573

Exhibit 99.3 (2 of 2)
Consolidated Statements of Income
(dollars in millions, except per share amounts)

	Three months ended
	3-31-10	12-31-09	3-31-09
Interest income
Loans	$710	$749	$840
Loans held for sale	4	6	8
Securities available for sale	150	150	100
Held-to-maturity securities	1	—	1
Trading account assets	11	12	13
Short-term investments	2	3	3
Other investments	14	13	12

Total interest income	892	933	977

Interest expense
Deposits	212	246	300
Federal funds purchased and securities sold under repurchase agreements	1	1	1
Bank notes and other short-term borrowings	3	3	6
Long-term debt	51	53	81

Total interest expense	267	303	388

Net interest income	625	630	589
Provision for loan losses	413	756	847

Net interest income (expense) after provision for loan losses	212	(126)	(258)

Noninterest income
Trust and investment services income	114	117	110
Service charges on deposit accounts	76	82	82
Operating lease income	47	52	61
Letter of credit and loan fees	40	52	38
Corporate-owned life insurance income	28	36	27
Net securities gains (losses)	3 (a)	1 (a)	(14)
Electronic banking fees	27	27	24
Gains on leased equipment	8	15	26
Insurance income	18	16	18
Net gains (losses) from loan sales	4	(5)	7
Net gains (losses) from principal investing	37	80	(72)
Investment banking and capital markets income (loss)	9	(47)	17
Gain from sale/redemption of Visa Inc. shares	—	—	105
Gain (loss) related to exchange of common shares for capital securities	—	—	—
Other income	39	43	49

Total noninterest income	450	469	478

Noninterest expense
Personnel	362	400	359
Net occupancy	66	67	66
Operating lease expense	39	50	50
Computer processing	47	49	47
Professional fees	38	63	34
FDIC assessment	37	37	30
OREO expense, net	32	25	6
Equipment	24	25	22
Marketing	13	22	14
Provision (credit) for losses on lending-related commitments	(2)	27	—
Intangible assets impairment	—	—	196
Other expense	129	106	103

Total noninterest expense	785	871	927

Income (loss) from continuing operations before income taxes	(123)	(528)	(707)
Income taxes	(82)	(347)	(238)

Income (loss) from continuing operations	(41)	(181)	(469)
Income (loss) from discontinued operations, net of taxes	2	(7)	(29)

Net income (loss)	(39)	(188)	(498)
Less: Net income (loss) attributable to noncontrolling interests	16	36	(10)

Net income (loss) attributable to Key	$(55)	$(224)	$(488)

Income (loss) from continuing operations attributable to Key common shareholders	$(98)	$(258)	$(507)
Net income (loss) attributable to Key common shareholders	(96)	(265)	(536)

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$(.11)	$(.30)	$(1.03)
Income (loss) from discontinued operations, net of taxes	—	(.01)	(.06)
Net income (loss) attributable to Key common shareholders	(.11)	(.30)	(1.09)

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$(.11)	$(.30)	$(1.03)
Income (loss) from discontinued operations, net of taxes	—	(.01)	(.06)
Net income (loss) attributable to Key common shareholders	(.11)	(.30)	(1.09)

Cash dividends declared per common share	$.01	$.01	$.0625

Weighted-average common shares outstanding (000)	874,386	873,268	492,813
Weighted-average common shares and potential common shares outstanding (000)	874,386	873,268	492,813

(a)	For the three months ended March 31, 2010, and December 31, 2009, Key did not have impairment losses related to securities.